UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 31, 2016

Date of Report (Date of earliest event reported)

PRGX Global, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 0-28000

Georgia	58-2213805
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

600 Galleria Parkway	30339-5986 (Zip Code)
Suite 100
Atlanta, Georgia
(Address of principal executive offices)

Registrant’s telephone number, including area code: (770) 779-3900

Former Name or Former Address, if Changed Since Last Report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

This Form 8-K/A amends the Form 8-K previously filed by PRGX Global, Inc. on November 4, 2016. This document includes the financial statements that had been omitted from the previously filed Form 8-K as permitted by Item 9.01(a)(4) of Form 8-K.

On October 31, 2016, PRGX USA, Inc., a wholly owned subsidiary of PRGX Global, Inc. (PRGX Global, Inc. and PRGX USA, Inc. are collectively referred to as “PRGX” or the “Company”), consummated the merger of Braveheart Merger Co., a wholly owned subsidiary of PRGX USA, Inc., with and into Lavante, Inc. (the “Merger”) pursuant to the terms of that certain Agreement and Plan of Merger (the “Merger Agreement”) dated as of October 25, 2016 by and among PRGX USA, Inc., Braveheart Merger Co., Lavante, Inc. (“Lavante”), PointGuard Ventures I, L.P. and Krish Panu, as Stockholder Representative. PRGX is filing this Current Report on Form 8-K/A to provide certain financial statements and unaudited pro forma financial information of Lavante required by Item 9.01 of Form 8-K and should be read in conjunction with PRGX’s Current Report on Form 8-K previously filed on November 4, 2016.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited financial statements of Lavante, Inc. as of and for the years ended December 31, 2014 and 2015, including the notes to such financial statements and the report of Armanino, LLP are filed with this Form 8-K/A as Exhibit 99.1 and are incorporated by reference herein.

The unaudited condensed financial statements of Lavante, Inc. as of and for the nine month periods ended September 30, 2016 and 2015 are filed with this Form 8-K/A as Exhibit 99.2 and incorporated by reference herein.

(b)	Pro forma Financial Information

The unaudited pro forma financial information included with this Form 8-K/A has been prepared to illustrate the pro forma effects of the acquisition of Lavante, Inc. The unaudited pro forma condensed combined balance sheet as of September 30, 2016, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2015 and the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2016 are filed with this Form 8-K/A as Exhibit 99.3 and are incorporated by reference herein. The unaudited pro forma condensed combined balance sheet as of September 30, 2016 gives effect to the acquisition of Lavante as if it had occurred as of September 30, 2016. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2015 and the nine months ended September 30, 2016 give effect to the acquisition of Lavante as if it had occurred as of January 1, 2015. All pro forma information in this Form 8-K/A has been prepared for informational purposes only and is not necessarily indicative of the past or future results of operations or financial position of Lavante or the Company.

(d)	Exhibits

23.1	Consent of Armanino, LLP

99.1	Audited Financial Statements of Lavante, Inc. for the two years ended December 31, 2015 and 2014

99.2	Unaudited Financial Statements of Lavante, Inc. for the nine months ended September 30, 2016 and 2015

99.3	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2016; Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2015; Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2016.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRGX Global, Inc.
By:	/s/ Victor A. Allums
Victor A. Allums
Senior Vice President, Secretary and General Counsel

Dated: January 12, 2017